SUBSIDIARIES OF REGISTRANTS

                                                                Jurisdiction of
                                                                Incorporation/
Name of Entity        Name of Subsidiary                        Organization
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Las Vegas Sands,      Lido Casino Resort MM, Inc.               Nevada
Inc.

                      Grand Canal Shops Mall MM, Inc.           Nevada

                      Venetian Casino Resort, LLC               Nevada

                      Lido Intermediate Holding Company, LLC    Delaware
                      (indirect)

                      Grand Canal Shops Mall Construction,      Delaware
                        LLC (indirect)

                      Mall Intermediate Holding Company, LLC    Delaware
                      (indirect)

                      Lido Casino Resort Holding Company, LLC   Delaware
                        (indirect)

                      Grand Canal Shops Mall Holding Company,   Delaware
                        LLC (indirect)

                      Lido Casino Resort, LLC (indirect)        Nevada

                      Grand Canal Shops Mall, LLC (indirect)    Delaware
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Venetian Casino       Lido Intermediate Holding Company, LLC    Delaware
  Resort, LLC

                      Grand Canal Shops Mall Construction, LLC  Delaware

                      Mall Intermediate Holding Company, LLC    Delaware

                      Lido Casino Resort Holding Company, LLC   Delaware
                        (indirect)

                      Grand Canal Shops Mall Holding Company,   Delaware
                        LLC (indirect)

                      Lido Casino Resort, LLC (indirect)        Nevada

                      Grand Canal Shops Mall, LLC (indirect)    Delaware
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Lido Intermediate     Lido Casino Resort Holding Company, LLC   Delaware
  Holding Company,
  LLC

                      Lido Casino Resort, LLC (indirect)        Nevada
--------------------------------------------------------------------------------
Lido Casino Resort    Lido Casino Resort, LLC                   Nevada
  Holding Company,
  LLC
--------------------------------------------------------------------------------
Mall Intermediate     Grand Canal Shops Mall Holding Company,   Delaware
  Holding Company,      LLC
  LLC

                      Grand Canal Shops Mall, LLC (indirect)    Delaware
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Grand Canal Shops     Grand Canal Shops Mall, LLC               Delaware
  Mall Holding
  Company, LLC